Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: October 31, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GGP, INC.
Date: December 13, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Accounting Officer

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended October 31, 2010
Index

Combining Condensed Statements of Income (loss) and Comprehensive Income (loss) for the Month Ended October 31, 2010 and Cumulative Post-Petition Period Ended October 31, 2010		3

Combining Condensed Balance Sheet		4

Notes to Unaudited Combined Condensed Financial Statements		5
Note 1:	Chapter 11 Cases and Proceedings	5
Note 2:	Basis of Presentation	6
Note 3:	Summary of Significant Accounting Policies	8
Note 4:	Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	8
Note 5:	Certain Other Assets and Liabilities and Liabilities Subject to Compromise	9
Note 6:	Rejected Contracts and Related Matters	10
Note 7:	General and Administrative Expenses and Reorganization Items	11

Schedules:
Schedule I	Schedule of Combined Condensed Statement of Income (loss) and
	Comprehensive Income (loss) for the Month Ended October 31, 2010	12
Schedule II	Schedule of Combined Condensed Balance Sheet as of October 31, 2010	13
Schedule III	Schedule of Payroll and Payroll Taxes	14
Schedule IV	Schedule of Federal, State and Local Taxes	14
Schedule V	Schedule of Total Disbursements by Debtor	22
Schedule VI	Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	32
Schedule VII	Status of Mortgages Payable For Debtors	33
Schedule VIII	Chapter 11 Retained Professionals Detail	36
Schedule IX	Schedule of Non-Noticed and De Minimis Asset Sales	37
Schedule X	Debtors Questionnaire	38

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Total for All Debtors	Cumulative All Debtors
	Month Ended	Post-Petition Period
	October 31, 2010	Ended October 31, 2010

Revenues:
Minimum rents	$137,922	$2,549,627
Tenant recoveries	60,303	1,143,036
Overage rents	5,784	67,958
Land and condominium sales	9,722	84,803
Management fees and other corporate revenues	934	15,742
Other	4,778	99,502

Total revenues	219,443	3,960,668

Expenses:
Real estate taxes	19,883	367,520
Property maintenance costs	8,487	155,063
Marketing	2,915	45,673
Ground and other rents	1,162	21,947
Other property operating costs	38,786	667,349
Land and condominium sales operations	8,726	154,585
Provision for doubtful accounts	1,346	33,789
Property management and other costs	6,955	152,163
General and administrative	2,586	72,007
Provisions for impairment	263	835,199
Depreciation and amortization	49,540	919,814

Total expenses	140,649	3,425,109

Operating income	78,794	535,559

Interest expense, net	(101,814)	(1,857,397)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(23,020)	(1,321,838)
Provision for income taxes	(796)	(29,778)
Equity in income of Real Estate Affiliates	(14,370)	129,436
Reorganization items	(44,289)	8,685

Net loss	(82,475)	(1,213,495)
Allocation to noncontrolling interests	337	6,915

Net loss attributable to common stockholders	$(82,138)	$(1,206,580)

Basic and Diluted Loss Per Share:	$(0.26)	$(3.83)
Dividends declared per share	$—	$0.19

Comprehensive Loss, Net:
Net loss attributable to common stockholders	$(82,138)	$(1,206,580)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	6,495	29,938
Accrued pension adjustment	272	1,102
Foreign currency translation	23,825	79,413
Unrealized gains on available-for-sale securities	—	87

Other comprehensive income, net	30,592	110,540

Comprehensive loss attributable to common stockholders	$(51,546)	$(1,096,040)

The accompanying notes are an integral part of these combined condensed financial statements.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

Combined All
Debtors as of
October 31, 2010
Assets:
Investment in real estate:
Land	$2,903,273
Buildings and equipment	18,931,919
Less accumulated depreciation	(4,154,578)
Developments in progress	359,636

Net property and equipment	18,040,250
Investment in and loans to/from Unconsolidated Real Estate Affiliates	379,804
Investment property and property held for development and sale	1,326,490
Investment in controlled non-debtor entities	4,125,251

Net investment in real estate	23,871,795
Cash and cash equivalents	559,524
Accounts and notes receivable, net	319,056
Goodwill	199,664
Deferred expenses, net	202,170
Prepaid expenses and other assets	577,209

Total assets	$25,729,418

Liabilities and Equity:
Mortgages, notes and loans payable	$14,325,147
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,551
Deferred tax liabilities	835,965
Accounts payable and accrued expenses	1,167,309

Liabilities not subject to compromise	16,361,972
Liabilities subject to compromise	7,834,346

Total liabilities	24,196,318

Redeemable noncontrolling interests:
Preferred	120,756
Common	123,972

Total redeemable noncontrolling interests	244,728

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,841,787 shares issued as of October 31, 2010	3,188
Additional paid-in capital	3,717,142
Retained earnings (accumulated deficit)	(2,419,269)
Accumulated other comprehensive income	45,717
Less common stock in treasury, at cost, 1,449,939 shares as of October 31, 2010	(76,752)

Total stockholder’s equity	1,270,026
Noncontrolling interests in consolidated real estate affiliates	18,346

Total equity	1,288,372

Total liabilities and equity	$25,729,418

The accompanying notes are an integral part of these combined condensed financial statements.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April 2009 MOR”), on April 16, 2009 (“the Petition Date”), GGP, Inc., formerly General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
On October 21, 2010, the Bankruptcy Court confirmed the plans of reorganization for all Debtors that had not previously had their respective plans of reorganization confirmed. On November 9, 2010 (the “Effective Date”), such confirmed plans of reorganization became effective and all Debtors have emerged from bankruptcy as of such date. Accordingly, this will be the final monthly operating report of this type filed with the Bankruptcy Court. Subsequently, quarterly, post-confirmation reports, subject to differing reporting formats and requirements, will be filed by the Debtors until all Chapter 11 cases have been closed.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May 2009 MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court granted various motions that allowed the Company to continue to operate its business in the ordinary course without interruption; and covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management, cash collateral, alternative dispute resolution, settlement of pre-petition mechanics liens and department store transactions.
On May 14, 2009, the Bankruptcy Court issued an order authorizing certain of the Debtors to enter into a Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement among the Company, as co-borrower, GGP Limited Partnership, as co-borrower, certain of their subsidiaries, as guarantors, UBS AG, Stamford Branch, as agent, and the lenders party thereto (the “DIP Facility”). The DIP Facility closed on May 15, 2009, provided for an aggregate commitment of $400.0 million (the “DIP Term Loan”) and was used to repay $215.0 million of short-term secured debt and to provide additional liquidity to the Debtors during the pendency of their Chapter 11 Cases. The DIP Facility provided that principal outstanding on the DIP Term Loan bear interest at an annual rate equal to LIBOR (subject to a minimum LIBOR floor of 1.5%) plus 12%.
The New DIP Facility, which closed on July 23, 2010, provided for an aggregate commitment of $400.0 million (the “New DIP Term Loan”), which was used to refinance the DIP Term Loan. The New DIP Facility provided that principal outstanding on the New DIP Term Loan bear interest at an annual rate equal to 5.5% and was scheduled to mature at the earlier of May 16, 2011 or the Effective Date and was repaid, in full including accrued interest on the Effective Date.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
On August 17, 2010, the Company filed with the Bankruptcy Court its third amended and restated disclosure statement and the plan of reorganization, as supplemented by the plan of reorganization supplement filed September 30, 2010 (the “Plan”) for the 126 Debtors currently remaining in the Chapter 11 Cases (the “TopCo Debtors”). As indicated above, on October 21, 2010, the Bankruptcy Court entered an order confirming the Plan. Pursuant to the Plan, on the Effective Date, the Company became an indirect subsidiary of General Growth Properties, Inc., formerly New GGP, Inc. (“New GGP”), and the Plan provided for, in general, prepetition creditors to be satisfied in full. Equity holders in the Company received equity in New GGP and a distribution of equity in The Howard Hughes Corporation (“HHC”), a newly formed real estate company comprised of certain assets and liabilities of the Company distributed to HHC pursuant to the Plan.
Through November 9, 2010, all 388 Chapter 11 Debtors filed consensual plans of reorganization. Of these entities, 262 Debtors owning 146 properties with $14.89 billion of secured mortgage loans filed consensual plans of reorganization and had emerged from bankruptcy (the “Emerged Debtors”) as of October 31, 2010. During the ten months ended October 31, 2010, 149 Debtors owning 96 properties with $10.23 billion of secured mortgage debt emerged from bankruptcy, while 113 Debtors owning 50 properties with $4.66 billion secured debt had emerged from bankruptcy as of December 31, 2009.
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial or registration statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. As of October 31, 2010, as each of the Debtors was, or at one time was, operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Debtor entities that have emerged from bankruptcy protection; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Emerged Debtors and the remaining debtors expect to pay in full, even though certain of these amounts had not been paid until after the Effective Date; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of October 31, 2010 with respect to the Emerged Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the plans of reorganization of the Emerged Debtors) have not yet been determined. In such regard, during February 2010, payments commenced on the Emerged Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Emerged Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $323.3 million was recorded on such $10.23 billion of secured debt that emerged in the first ten months of 2010, with the resulting gain classified as a reorganization item.
Of the Emerged Debtors, as of October 31, 2010 we have identified 13 properties (the “Special Consideration Properties”) as underperforming retail assets. Pursuant to the terms of the agreements with the lenders for these properties, the Debtors had until two days following emergence of the TopCo Debtors to determine whether the collateral property for these loans should be deeded to the respective lender or the property should be retained with further modified loan terms. Prior to the Effective Date, all cash produced by the Special Consideration Properties were under the control of respective lenders and we were required to pay any operating expense shortfall. In addition, prior to emergence of the TopCo Debtors, the respective lender could change the manager of the property or put the property in receivership and GGP had the right to deed the property to the lender. We entered into Deed in Lieu Agreements dated September 9, 2010 with respect to Eagle Ridge Mall and Oviedo Marketplace and, pursuant to such agreements, the respective deed transfers occurred on November 1, 2010. On the Effective Date, we also agreed to cooperate with the respective lenders of the remaining Special Consideration Properties to jointly market such properties for sale, however the dates of deed transfer or sale for the remaining properties cannot be currently estimated.
Of the Special Consideration Properties, five of the properties had emerged as of December 31, 2009 for which we recorded a gain in reorganization items of $54.2 million for the year ended December 31, 2009, while the remaining eight properties emerged during 2010 for which we recorded a gain in reorganization items of $69.3 million. Any subsequent changes in the Fair Value of the mortgages related these properties will be recorded in interest expense as these entities have emerged from Chapter 11 bankruptcy protection.
On October 14, 2010, we sold our entire interest in our joint venture in Turkey to our venture partner. Such transaction was completed, with a resulting loss, including the effect of foreign currency adjustments previously recognized in other comprehensive income of, $20.7 million, which was recorded in equity in income of real estate affiliates as of October 31, 2010.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (the “2010 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2010 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2010 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2010 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, for the Debtors that have emerged from bankruptcy, the centralized cash management system was incorporated into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
October 31, 2010
(In thousands)
Below-market ground leases	$179,885
Security and escrow deposits	119,692
Prepaid expenses	81,818
Real estate tax stabilization agreement	68,337
Receivables — finance leases and bonds	48,955
Special Improvement District receivable	46,388
Above-market tenant leases	17,887
Deferred tax, net of valuation allowances	8,106
Other	6,141

Total prepaid expenses and other assets	$577,209

The components of combined security and escrow deposits of the Debtors are summarized as follows:

All Debtors as of
October 31, 2010
(In thousands)
Utility and other security deposits	$51,702
Operating funds — restricted	19,632
Real estate tax escrows	13,691
Construction/major maintenance reserves	2,618
Collateralized letters of credit and other credit support	1,909
Other miscellaneous escrows	30,140

Total security and escrow deposits	$119,692

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at September 30, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

All Debtors as of
October 31, 2010
(In thousands)
Accrued interest	$677,454
Accounts payable and accrued expenses	369,236
Contingent purchase price liability	230,000
Uncertain tax position liabilities	218,863
Accrued payroll and other employee liabilities	248,985
Accrued real estate taxes	92,606
Deferred gains/income	57,030
Construction payable	48,281
Below-market tenant leases	43,105
Unapplied cash receipts	25,734
Accounts payable to affiliates	(106,842)
Other	163,069

Total accounts payable and accrued expenses	2,067,521
Less: amounts not subject to compromise	(1,167,309)

Total accounts payable and accrued expenses subject to compromise	$900,212

The following table summarizes the amounts of LSTC (see Note 2) at September 30, 2010:

(In thousands)
Mortgages and secured notes	$557,392
Unsecured notes	6,376,742
Accounts payable and accrued expenses	900,212

Total liabilities subject to compromise	$7,834,346

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. Although the Debtors considered the rejection of certain of such contracts as provided by the Bankruptcy Code, no contracts were rejected relating to the plans of reorganization of the Emerged Debtors. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	October 31, 2010	October 31, 2010
	(In thousands)
Insider compensation	$803	$18,560
Public Company expense (1)	1,013	11,726
Travel, entertainment, insurance and other	770	41,721

Total general and administrative	$2,586	$72,007

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	October 31, 2010	October 31, 2010
	(In thousands)
Gains on liabilities subject to compromise — vendors (1)	$363	$15,578
Gains on liabilities subject to compromise — mortgage debt (2)	—	665,483
Interest income (3)	26	223
U.S. Trustee fees (4)	(943)	(9,195)
Restructuring costs — Chapter 11 Retained Professionals (5)	(11,634)	(210,326)
Restructuring costs — including other professional fees (6)	(32,101)	(453,078)

Total reorganization items	$(44,289)	$8,685

(1)	This amount includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. Such gains reflect agreements reached with certain critical vendors, which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Such cumulative gains include $38.3 million resulting from the write off of existing Fair Value of debt adjustments for the entities that emerged from bankruptcy for the post-petition period ended October 31, 2010.

(3)	Interest income primarily reflects amounts earned on cash accumulated as a result of our Chapter 11 cases.

(4)	Estimate of fees due remain subject to confirmation and review by the Office of the United States Trustee (“U.S. Trustee”).

(5)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(6)	Restructuring costs primarily include professional fees incurred related to the bankruptcy filings and; finance costs incurred by and the write off of unamortized deferred finance costs related to the Emerged Debtors.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended October 31, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$137,928	$(6)	137,922
Tenant recoveries	60,271	32	60,303
Overage rents	5,784	—	5,784
Land and condominium sales	9,722	—	9,722
Management fees and other corporate revenues	936	(2)	934
Other	4,778	—	4,778

Total revenues	219,419	24	219,443

Expenses:
Real estate taxes	19,883	—	19,883
Property maintenance costs	8,487	—	8,487
Marketing	2,915	—	2,915
Ground and other rents	1,162	—	1,162
Other property operating costs	37,329	1,457	38,786
Land and condominium sales operations	8,726	—	8,726
Provision for doubtful accounts	1,346	—	1,346
Property management and other costs	8,420	(1,465)	6,955
General and administrative	2,586	—	2,586
Provisions for impairment	263	—	263
Depreciation and amortization	49,540	—	49,540

Total expenses	140,657	(8)	140,649

Operating income	78,762	32	78,794

Interest (expense) income, net	(101,815)	1	(101,814)

(Loss) gain before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(23,053)	33	(23,020)
Provision for income taxes	(796)	—	(796)
Equity in income of Real Estate Affiliates	(2,338)	(12,032)	(14,370)
Reorganization items	(44,289)	—	(44,289)

Net loss	(70,476)	(11,999)	(82,475)
Allocation to noncontrolling interests	(1,466)	1,803	337

Net loss attributable to common stockholders	$(71,942)	$(10,196)	$(82,138)

Basic and Diluted Earnings Per Share:	$(0.23)	$(0.03)	$(0.26)

Comprehensive Loss, Net:
Net loss attributable to common stockholders	$(71,942)	$(10,196)	$(82,138)
Other comprehensive income (loss), net:
Unrealized gains, net of unrealized losses, on financial instruments	6,514	(19)	6,495
Accrued pension adjustment	272	—	272
Foreign currency translation	24,042	(217)	23,825

Other comprehensive income (loss), net	30,828	(236)	30,592

Comprehensive loss attributable to common stockholders	$(41,114)	$(10,432)	$(51,546)

The accompanying notes are an integral part of these combined condensed financial statements.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended October 31, 2010
			Combined All
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,903,273	$—	$2,903,273
Buildings and equipment	18,931,919	—	18,931,919
Less accumulated depreciation	(4,154,578)	—	(4,154,578)
Developments in progress	378,322	(18,686)	359,636

Net property and equipment	18,058,936	(18,686)	18,040,250
Investment in and loans to/from Unconsolidated Real Estate Affiliates	599,921	(220,117)	379,804
Investment property and property held for development and sale	1,308,070	18,420	1,326,490
Investment in controlled non-debtor entities	15,593,563	(11,468,312)	4,125,251

Net investment in real estate	35,560,490	(11,688,695)	23,871,795
Cash and cash equivalents	536,182	23,342	559,524
Accounts and notes receivable, net	319,105	(49)	319,056
Goodwill	199,664	—	199,664
Deferred expenses, net	202,170	—	202,170
Prepaid expenses and other assets	1,017,063	(439,854)	577,209

Total assets	$37,834,674	$(12,105,256)	$25,729,418

Liabilities and Equity:
Mortgages, notes and loans payable	$14,325,147	$—	$14,325,147
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,551	—	33,551
Deferred tax liabilities	835,965	—	835,965
Accounts payable and accrued expenses	1,178,857	(11,548)	1,167,309

Total liabilities not subject to compromise	16,373,520	(11,548)	16,361,972
Liabilities subject to compromise	8,295,964	(461,618)	7,834,346

Total liabilities	24,669,484	(473,166)	24,196,318

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	213,961	(89,989)	123,972

Total redeemable noncontrolling interests	334,717	(89,989)	244,728

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,841,787 shares issued as of October 31, 2010	3,188	—	3,188
Additional paid-in capital	14,215,142	(10,498,000)	3,717,142
Retained earnings (accumulated deficit)	(1,376,218)	(1,043,051)	(2,419,269)
Accumulated other comprehensive income (loss)	46,767	(1,050)	45,717
Less common stock in treasury, at cost, 1,449,939 shares as of October 31, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	12,812,127	(11,542,101)	1,270,026
Noncontrolling interests in consolidated real estate affiliates	18,346	—	18,346

Total equity	12,830,473	(11,542,101)	1,288,372

Total liabilities and equity	$37,834,674	$(12,105,256)	$25,729,418

The accompanying notes are an integral part of these combined condensed financial statements.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended October 31, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
(In thousands)
$16,278	$3,633	$881

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on October 22, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	October 31, 2010	October 31, 2010
	(In thousands)
Federal and state income taxes	$13,482	$—

State and local taxes:
Property *	92,606	17,507
Sales and use	1,535	1,181
Franchise	1,413	8
Other	1,015	70

Total state and local taxes	96,569	18,766

Total taxes	$110,051	$18,766

*	Additional detail on the property taxes by Operating Property is listed below.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2010	October 31, 2010
	(In thousands)
10 Columbia Corp Ctr	$—	$—
10000 Covington Cross	—	—
10000 W Charleston	—	—
10190 Covington Cross	—	—
1120/40 Twon Ctr Dr	—	—
1160/80 Town Ctr Dr	—	—
1201/41 Tn Ctr Dr 2nd U3	—	—
1201/41 Town Ctr Dr	—	—
1201/41 Twn Ctr Dr FS U2	—	—
1240 Ala Moana Blvd	—	—
1251/81 Town Ctr Dr	—	—
1551 Hillshire Drive	—	8
1635 Village Ctr Circle	—	—
1645 Village Ctr Circle	—	—
9901/21 Covington Cross	—	—
9950/80 Covington Cross	—	—
Ahui Building	—	—
Ala Moana Bldg	—	—
Ala Moana Ctr	1,937	—
Ala Moana Pacific	—	—
Ala Moana Plaza	—	—
Ala Moana Tower	—	—
Alameda Plaza	148	—
Animas Valley	196	—
Apache Mall	—	851
Arizona Center	101	—
Arizona Center Cinem	13	8
Arizona Center Off	47	—
Arizona Center One	350	16
Arizona Center Other	—	—
Arizona Center Parki	104	8
Arizona Center Two	466	13
Arizona Ctr Garden Off	25	—
Arizona Ctr W Prkng Lot	—	—
Augusta Anchor Acq	297	—
Augusta Mall	600	—
Austin Bluffs	46	—
Austin Mall Ltd Part.	—	—
Bailey Hills Village	7	—
Baltimore Center Associates LP	—	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2010	October 31, 2010
	(In thousands)
Baskin Robbins	6	—
Bay City	—	—
Bayshore	155	—
Beachwood Place	3,301	—
Bellis Fair	44	199
Birchwood	30	—
Boise Towne Plaza	171	—
Boise Towne Square	1,685	—
Boise Twne Squ Anch Acq	71	—
Brass Mill Center	—	—
Brass Mill Commons	—	—
Burlington Town Ctr	48	5
Burlington Town Offi	9	—
Cache Valley Mall	213	—
Cache Valley Marktpl	94	—
Calendonian Holding	—	—
Canyon Point	—	—
Capital	248	—
Century	83	—
Chapel Hills	1,014	—
Chico Mall	207	—
Chula Vista	270	—
Collin Creek	1,476	—
Collin Creek-Dillards	—	—
Colony Square	325	—
Columbia Bank Dr Thru	—	—
Columbia Ctr-C.A. Bldg	—	—
Columbia Ctr-Exhibit	—	—
Columbia Dev Corp	—	—
Columbia Mall (MO)	448	—
Columbiana	1,278	—
Coronado Center	658	—
Corporate Pointe #2	(47)	47
Corporate Pointe #3	(74)	74
Cottonwood Mall	243	—
Cottonwood Square	35	—
Country Hills Plaza	115	—
Crossing Bus Ctr #6	—	—
Crossing Bus Ctr #7	—	—
Crossroads Ctr (MN)	—	1,500

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2010	October 31, 2010
	(In thousands)
Deerbrook	1,068	—
Deerbrook Mall Anchor Acq	59	—
Division Crossing	81	—
Eagle Ridge	451	—
Eastridge (CA)	513	—
Eastridge Mall (WY)	212	—
Eastridge Shopping Center LLC	—	—
Eden Prairie	—	2,025
Eden Prairie Ctr Anch	—	113
Elk Grove Promenade	467	—
Fairwood Dev Corp Share	—	—
Fallbrook Center	519	—
Faneuil Hall Marketplace LLC	—	1,068
Faneuil Hall Marketplc	—	—
Fashion Place	725	—
Fashion Place Anchor Acq	48	—
Fashion Show	2	—
Foothills Mall	—	—
Foothills Mall	773	—
Fort Union	57	—
Four Seasons Town Ctr	—	—
Four State/TRC of Nev	—	—
Fox River	1,240	—
Fremont Plaza	—	—
Gateway	325	—
Gateway Crossing	198	—
Gateway Overlook	—	—
GGP Jordan Creek LLC	—	—
GGPLP-Headquarters	—	—
GGPLP-Shared	1,490	2
Glenbrook Sq Anchor Acq	242	—
Glenbrook Square	6,198	—
Grand Teton Mall	703	—
Grand Teton Plaza	155	—
Grand Traverse	20	—
Greengate Mall, Inc	—	—
Greenwood	29	371
Halekauwila Bldg	—	—
Halsey Crossing	26	—
Harborplace	—	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2010	October 31, 2010
	(In thousands)
Hughes Summerlin Other	—	—
Hulen Mall	1,756	—
Jordan Creek Town Ctr	3,505	—
Kendall Town Center	738	—
Knollwood	—	310
Lakeview Square	110	—
Landmark	176	—
Lansing Mall	290	—
Lincolnshire Commons	382	—
Lockport	—	119
Lynnhaven Mall	821	—
Mall Bluffs	1,064	—
Mall of Louisiana	1,028	—
Mall of Louisiana Pwr Ctr	128	—
Mall St Vincent	521	—
Mall St. Matthews	570	83
Market Place	1,463	—
Mayfair	3,851	—
Mayfair Bank	266	—
Mayfair Mall LLC	—	—
Mayfair North	279	—
Mayfair Prof	106	—
Mayfair-Aurora Hlth CtrSht	253	—
Mondawmin Mall	—	—
Mondawmin Mall-Office	—	—
Moreno	192	—
Newgate	642	—
Newgate Mall Land	—	—
Newpark	269	—
NewPark Mall Anchor Acq	47	—
North Plains Mall	52	—
North Point	258	1,726
North Star Mall	3,246	—
North Star Mall Anch Acq	293	—
North Town Mall	11	568
Northgate	550	—
Northridge	839	—
Oakwood Center (LA)	381	—
Oakwood Mall (WI)	1,034	—
Oglethorpe	454	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2010	October 31, 2010
	(In thousands)
Orem Plaza Ctr St	61	—
Orem Plaza State St	30	—
Other Hughes Properties	—	—
Oviedo Marketplace	562	—
Oxmoor Center	626	—
Park City	—	—
Park Meadows	—	—
Park Place	437	499
Park West	478	455
Parking Lot-932	—	—
PDC Holding LLC	—	—
Peachtree Mall	576	—
Pecanland Mall	538	—
Pecanland Mall Anchor Acq	43	—
Piedmont	76	—
Pierre Bossier	195	—
Pine Ridge Mall	297	—
Pioneer Place	213	—
Pioneer Place Exp	225	—
Pioneer Tower	273	—
Pioneer Tower Garage	36	—
Plaza 800	—	—
Plaza 9400	126	—
Providence Place	—	200
Provo Plaza	37	—
Rascap Realty, Ltd	—	—
Red Cliffs Mall	236	—
Red Cliffs Plaza	53	—
Redlands Promenade	32	—
Regency	1,135	—
Retail at Residential	—	75
Ridgedale Center	—	1,851
Ridgely Building	—	—
Rio West	176	—
River Falls	1,066	—
River Hills	1,218	765
River Pointe Plaza	82	—
Riverlands	50	—
Riverside Plaza	130	—
Rivertown	—	1
Riverwalk Marketplace-	—	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2010	October 31, 2010
	(In thousands)
Rogue Valley Mall	267	—
Rouse Arizona Center LLC	—	60
S St. Marketplace Theater	171	—
Saint Louis Galleria	3,321	—
Saint Louis Galleria Anch	67	—
Salem Center	187	—
Seaport Marketplace, Inc	—	—
Sikes Senter	976	—
Silver Lake Mall	175	—
Sooner	343	—
South Street Seaport	—	—
South Street Seaport LP	—	—
Southlake	882	—
Southland Center	—	—
Southland Mall	542	—
SouthShore	—	39
Southwest Off l	146	—
Southwest Off ll	45	—
Southwest Plaza	1,954	—
Southwest Plaza LLC	—	—
Spring Hill	1,834	—
Steeplegate	—	—
Stonestown Galleria	1,233	—
Stonestown Land	—	—
Stonestown Medical	74	—
The Boulevard	—	4
The Bridges @ Mint Hill	16	—
The Commons Foothills	26	—
The Crossroads (MI)	—	—
The Gallery Harbor Off	—	—
The Gallery Harbor-Gar	585	—
The Gallery Harborplace	—	—
The Grand Canal	21	—
The Hughes Corp	—	—
The Maine Mall	303	—
The Mall @ Sierra Vista	128	193
The Pines	79	—
The Plaza Foothills	63	—
The Shoppes @ Palazzo	32	—
The Shoppes at Detroit Gwy	—	—
The Shops @ Summerlin Ctre	176	—
The Shops Fallen Timbers	1,542	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	October 31, 2010	October 31, 2010
	(In thousands)
The Shops Foothills	102	—
The Village Cross Keys	—	—
The Village of Redlands	68	—
The Woodlands Anch Acq	87	—
Three Rivers Mall	—	96
Toshiba Hawaii, Inc	—	—
Town East	2,759	—
Tucson 4646 Outparcel	11	21
Tucson 4848 Outparcel	14	—
Tucson Anc Acq	22	—
Tucson Mall	304	505
Twin Falls Crossing	29	—
Tysons Galleria	827	—
University Crossing	209	—
Valley Hills	890	—
Valley Plaza Anchor Acq	—	—
Valley Plaza Mall	395	—
Victoria Ward	—	—
Victoria Ward Limited	33	—
Victoria Ward Shr Op	—	—
Village-Jordan Creek	926	—
Visalia Mall	153	—
Vista Commons	—	—
Vista Ridge	1,568	—
Ward Gateway-Industrial-Villag	141	—
Ward Industrial Ctr	—	—
Washington Park	140	—
West Valley	309	—
Westwood	8	—
White Marsh LP Share	—	—
White Marsh Mall	—	—
White Mountain Mall	92	—
Willowbrook (NJ)	192	1,841
Woodbridge Center	—	1,730
Woodlands	1,282	—
Woodlands	108	—
Woodlands Village	38	58
Yellowstone Square	85	—

	$92,606	$17,507

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,783
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	4
Lockport L.L.C.	09-11966	126
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	1,428
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	39
GGP-Grandville L.L.C.	09-11971	1,444
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	71
La Place Shopping, L.P.	09-11974	30
GGP-Tucson Land L.L.C.	09-11975	25
Tucson Anchor Acquisition, LLC	09-11976	415
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	49,279
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	1
GGPLP L.L.C.	09-11982	2
Rouse Company LP, The	09-11983	6,373
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	628
Alameda Mall Associates	09-11986	1,037
Bay Shore Mall Partners	09-11987	440
Chico Mall, L.P.	09-11988	113
Lansing Mall Limited Partnership	09-11989	466
GGP-Pecanland, L.P.	09-11990	826
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	704
South Shore Partners, L.P.	09-11993	74
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	1
Ho Retail Properties I Limited Partnership	09-11997	363
New Orleans Riverwalk Associates	09-11998	1,099
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	520
White Marsh Mall Associates	09-12001	520
White Marsh Phase II Associates	09-12002	520

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
Parke West, LLC	09-12003	568
GGP-Newpark L.L.C.	09-12004	—
Elk Grove Town Center, L.P.	09-12005	4,927
Baltimore Center Associates Limited Partnership	09-12006	991
Baltimore Center Garage Limited Partnership	09-12007	327
Century Plaza L.L.C.	09-12008	42
Harbor Place Associates Limited Partnership	09-12009	552
Price Development Company, Limited Partnership	09-12010	113
Rouse-Phoenix Theatre Limited Partnership	09-12011	13
Rouse-Arizona Retail Center Limited Partnership	09-12012	456
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	463
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,817
NewPark Anchor Acquisition, LLC	09-12019	240
Parkview Office Building Limited Partnership	09-12020	73
Parkside Limited Partnership	09-12021	92
Park Square Limited Partnership	09-12022	57
Rouse SI Shopping Center, LLC	09-12023	4,078
Augusta Mall, LLC	09-12024	1,917
Burlington Town Center LLC, The	09-12025	343
Fashion Show Mall LLC	09-12026	3,831
GGP Ala Moana L.L.C.	09-12027	12,007
GGP Jordan Creek L.L.C.	09-12028	1,501
GGP Village at Jordan Creek L.L.C.	09-12029	11
GGP-Four Seasons L.L.C.	09-12030	1,142
Lincolnshire Commons, LLC	09-12031	211
Phase II Mall Subsidiary, LLC	09-12032	788
St. Cloud Mall L.L.C.	09-12033	2,290
Valley Hills Mall L.L.C.	09-12034	548
GGP Holding, Inc.	09-12035	6
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	295
10190 Covington Cross, LLC	09-12041	53
1120/1140 Town Center Drive, LLC	09-12042	57
1160/1180 Town Center Drive, LLC	09-12043	125
1201-1281 Town Center Drive, LLC	09-12044	66

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	18
1451 Center Crossing Drive, LLC	09-12047	11
1551 Hillshire Drive, LLC	09-12048	133
1635 Village Centre Circle, LLC	09-12049	21
1645 Village Center Circle, LLC	09-12050	23
9901-9921 Covington Cross, LLC	09-12051	19
9950-9980 Covington Cross, LLC	09-12052	23
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	1,154
Arizona Center Parking, LLC	09-12055	60
Augusta Mall Anchor Acquisition, LLC	09-12056	14
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	1
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	1,316
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	85
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,870
Benson Park Business Trust	09-12069	1
Birchwood Mall, LLC	09-12070	161
Boise Mall, LLC	09-12071	175
Boise Town Square Anchor Acquisition, LLC	09-12072	1
Boise Towne Plaza L.L.C.	09-12073	112
Boulevard Associates	09-12074	1,022
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	115
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	794
Chapel Hills Mall L.L.C.	09-12082	251
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	173
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	1,041
Colony Square Mall L.L.C.	09-12088	45
Columbia Mall L.L.C.	09-12089	1,037
Coronado Center L.L.C.	09-12090	1,635
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	10
Country Hills Plaza, LLC	09-12093	10
Deerbrook Mall, LLC	09-12094	908
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	202
Eastridge Shopping Center L.L.C.	09-12098	1,387
Eden Prairie Anchor Building L.L.C.	09-12099	113
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	2,842
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	681
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	224
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	2,532
Fashion Place, LLC	09-12109	2,087
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,576
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	95
Gateway Overlook Business Trust	09-12117	350
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	1
GGP Holding Services, Inc.	09-12124	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	43
GGP Knollwood Mall, LP	09-12128	590
GGP Natick Residence LLC	09-12129	209
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	20
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,132
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	186
GGP-Glenbrook L.L.C.	09-12138	1,259
GGP-Glenbrook Holding L.L.C.	09-12139	3
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,466
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	362
GGP-Newgate Mall, LLC	09-12148	383
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	3,484
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	542
GGP-Tucson Mall L.L.C.	09-12155	1,849
GGP-UC L.L.C.	09-12156	101
Grand Canal Shops II, LLC	09-12157	3,942
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	162
Hocker Oxmoor, LLC	09-12166	783
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	59
Howard Hughes Corporation, The	09-12169	1,826
Howard Hughes Properties, Inc.	09-12170	1,725
Howard Hughes Properties, Limited Partnership	09-12171	33
Howard Hughes Properties IV, LLC	09-12172	99
Howard Hughes Properties V, LLC	09-12173	136
HRD Parking, Inc.	09-12174	11
HRD Remainder, Inc.	09-12175	1
Hulen Mall, LLC	09-12176	1,201
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,539
Lakeview Square Limited Partnership	09-12183	233
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	254
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,680
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	7
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	105
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	99
Mayfair Mall, LLC	09-12198	644
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,075
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	17
North Star Anchor Acquisition, LLC	09-12206	10
North Star Mall, LLC	09-12207	1,722
North Town Mall, LLC	09-12208	702
Northgate Mall L.L.C.	09-12209	108
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	165
Oglethorpe Mall L.L.C.	09-12212	1,077
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	238
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,902
PDC Community Centers L.L.C.	09-12220	348
PDC-Eastridge Mall L.L.C.	09-12221	376
PDC-Red Cliffs Mall L.L.C.	09-12222	203
Peachtree Mall L.L.C.	09-12223	1,165
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	216
Pierre Bossier Mall, LLC	09-12226	144
Pine Ridge Mall L.L.C.	09-12227	317
Pioneer Office Limited Partnership	09-12228	696
Pioneer Place Limited Partnership	09-12229	239
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	449
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	1
Ridgedale Center, LLC	09-12237	3,169
Rio West L.L.C.	09-12238	453
River Falls Mall, LLC	09-12239	28
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	1,418
Rogue Valley Mall L.L.C.	09-12242	442
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	3,019
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	2
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	289
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	142
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	1,057
Saint Louis Galleria L.L.C.	09-12266	2,564
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	2,025
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	265
Sikes Senter, LLC	09-12270	755
Silver Lake Mall, LLC	09-12271	284
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	468
Southlake Mall L.L.C.	09-12274	863
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	730
Spring Hill Mall L.L.C.	09-12279	246
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,647
Summerlin Centre, LLC	09-12284	1,539

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	270
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	1,268
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	668
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	101
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	2,356
U.K.-American Properties, Inc.	09-12298	1,650
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	3
VCK Business Trust	09-12301	343
Victoria Ward Center L.L.C.	09-12302	405
Victoria Ward Entertainment Center L.L.C.	09-12303	125
Victoria Ward, Limited	09-12304	1,776
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	67
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	22
Visalia Mall, L.P.	09-12309	394
Vista Ridge Mall, LLC	09-12310	1,415
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	561
Ward Plaza-Warehouse, LLC	09-12313	291
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	401
Westwood Mall, LLC	09-12316	64
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	87
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	4,691
Woodbridge Center Property, LLC	09-12322	3,639
Woodlands Mall Associates, LLC, The	09-12323	1,956
10000 Covington Cross, LLC	09-12324	7

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	October 31, 2010
		(In thousands)
10 CCC Business Trust	09-12457	61
20 CCC Business Trust	09-12458	48
30 CCC Business Trust	09-12459	71
Capital Mall L.L.C.	09-12462	257
GGP-Columbiana Trust	09-12464	318
GGP-Gateway Mall L.L.C.	09-12467	712
Grand Traverse Mall Partners, LP	09-12469	159
Greenwood Mall L.L.C.	09-12471	1,084
Kalamazoo Mall L.L.C.	09-12472	567
Lancaster Trust	09-12473	1,104
Mondawmin Business Trust	09-12474	2,072
Running Brook Business Trust	09-12475	1
Town Center East Business Trust	09-12476	48
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$220,466

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	October 31, 2010
	(In thousands)
Current	$(12,189)	*
31 - 60 days	4,918
61 - 90 days	1,068
91 - 120 days	1,836
Over 120 days	40,604

Gross Amount	$36,237

*	In general, reflects tenant rents paid in advance.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance Month	Interest Expense
Property	Maturity Date	Rate (a)	Ended October 31	Month Ended October 31
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/3/2015	7.88%	$21,179	$139
1160/80 Town Center	1/13/2017	6.99%	7,997	47
Ala Moana A1	6/30/2018	5.60%	1,170,894	5,649
Ala Moana A2	6/30/2018	5.52%	295,839	1,407
Augusta Mall	11/10/2017	5.49%	173,148	818
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,028	71
Bay City	12/2/2013	5.30%	23,464	107
Bayshore	8/31/2016	7.13%	30,115	179
Beachwood Place	10/7/2017	5.60%	234,599	1,131
Bellis Fair	2/14/2018	7.34%	58,643	359
Boise Towne Plaza	7/9/2015	4.70%	10,563	43
Boise Towne Square	8/11/2017	6.64%	68,672	393
Brass Mill	4/10/2016	4.55%	117,891	462
Burlington	7/1/2015	5.03%	25,698	111
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	10/1/2014	7.28%	19,769	124
Chapel Hills	10/11/2010	5.04%	112,572	488
Chico Mall	2/11/2009	4.74%	55,256	225
Collin Creek Mall	7/9/2016	6.78%	65,157	380
Columbia Mall (MO)	5/3/2017	6.05%	89,230	465
Coronado	12/6/2016	5.08%	164,230	718
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,414	26
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,414	26
Country Hills	6/1/2016	6.04%	13,240	69
Crossroads Center (MN)	1/30/2014	4.73%	81,746	333
Deerbrook	1/1/2014	3.46%	69,687	208
Eagle Ridge	10/12/2015	5.41%	46,726	218
Eastridge (CA) Note A	8/31/2017	5.92%	132,326	674
Eastridge (CA) Note B	8/31/2017	5.32%	36,138	165
Eastridge (WY )	12/4/2016	5.08%	38,065	167
Eden Prairie	9/30/2014	4.67%	77,326	311
Fallbrook	1/3/2018	6.14%	84,286	445
Faneuil Hall	9/30/2016	5.57%	91,923	441
Fashion Place	4/5/2014	5.30%	140,809	643
Four Seasons	6/11/2017	5.60%	96,327	465
Fox River	9/3/2016	5.96%	192,498	988
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,049	434
Gateway	10/1/2014	7.28%	38,743	243
Gateway Overlook	8/30/2016	5.78%	54,502	271
Glenbrook	12/30/2016	4.91%	172,333	729
Grand Canal Shoppes	5/1/2014	4.78%	381,766	1,571
Grand Traverse	10/1/2012	5.02%	83,158	348
Greenwood	10/1/2014	7.28%	43,497	273
Harborplace	4/5/2016	5.79%	49,503	247
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	6/7/2015	5.03%	109,829	476
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2014	4.57%	179,998	708
JP Comm Jr. Gateway Crossing	1/7/2014	4.70%	14,734	60
JP Comm Jr. Univ. Crossing	1/7/2014	4.70%	11,000	45
JP Comm Sr. Austin Bluffs	1/1/2014	4.40%	2,174	8
JP Comm Sr. Division Crossing	1/1/2014	4.40%	5,011	19
JP Comm Sr. Fort Union	1/1/2014	4.40%	2,616	10
JP Comm Sr. Halsey Crossing	1/1/2014	4.40%	2,452	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.40%	2,338	9
JP Comm Sr. Orem Plaza State St	1/1/2014	4.40%	1,447	5
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.40%	3,621	14
JP Comm Sr. Riverside Plaza	1/1/2014	4.40%	5,183	20
JP Comm Sr. Woodlands Village	1/1/2014	4.40%	6,621	25
Knollwood	10/10/2017	5.35%	38,936	179
Lakeside Mall	6/1/2016	4.28%	174,545	643
Lakeview Square	3/1/2016	5.81%	40,512	203
Lansing I	1/1/2014	9.35%	22,364	178
Lincolnshire Commons	9/30/2016	5.98%	27,757	143
Lynnhaven	7/6/2015	5.05%	230,585	1,003
Maine	12/10/2016	4.84%	210,197	875
Mall of Louisiana Mezz (*)	9/30/2017	6.40%	59,783	330

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	Month Ended October 31	Month Ended October 31
			(Dollars in thousands)
Mall of Louisiana Note A	9/30/2017	5.46%	116,016	546
Mall of Louisiana Note B	9/30/2017	5.92%	53,335	272
Mall St Matthews Ltd Partnership	1/1/2014	4.81%	140,348	581
Mall St Vincent	7/7/2014	6.30%	49,000	266
Market Place	5/3/2017	6.05%	105,093	547
Moreno Valley	9/11/2013	5.96%	85,990	441
Newgate	4/1/2014	4.84%	39,697	165
Newpark	8/2/2014	7.45%	66,451	426
North Point	2/29/2016	5.48%	210,541	994
North Star	1/4/2015	4.43%	225,321	860
Northgate	9/1/2016	5.88%	44,061	223
Northridge Fashion	12/30/2014	7.24%	122,774	741
Oglethorpe	7/2/2015	4.89%	137,450	579
Oviedo	5/7/2012	5.12%	50,813	224
Oxmoor	12/2/2016	6.85%	55,611	328
Park City Note A	4/1/2014	4.74%	116,179	474
Park City Note B	4/1/2014	7.10%	28,581	175
Park Place	1/11/2015	5.15%	171,418	760
Peachtree	6/1/2015	5.08%	87,167	381
Pecanland	1/1/2014	4.28%	55,065	203
Piedmont	9/6/2016	5.98%	33,198	171
Pine Ridge	12/4/2016	5.08%	25,665	112
Prince Kuhio	1/1/2014	3.45%	36,325	108
Providence Place 2	3/11/2015	5.03%	246,566	1,067
Providence Place 3 (*)	3/11/2015	5.12%	51,903	229
Providence Place 4 (*)	3/11/2015	5.93%	34,094	174
Providence Place Pilot A1	7/1/2016	7.75%	20,863	135
Providence Place Pilot A2	6/30/2028	7.75%	24,011	155
Red Cliffs	12/4/2016	5.08%	24,393	107
Regency Square	7/1/2015	3.59%	90,161	279
Ridgedale	9/30/2016	4.86%	173,136	725
River Hills	1/3/2018	6.14%	79,328	419
RiverTown Junior Loan (*)	12/30/2014	8.36%	15,431	107
RiverTown Senior Loan	12/30/2014	7.29%	99,199	603
Rogue Valley	7/1/2014	7.85%	25,717	174
Sikes Senter	6/1/2017	5.20%	59,755	268
Sooner Fashion	1/3/2018	6.14%	59,496	314
Southlake	12/1/2019	6.44%	99,213	550
Southland	1/1/2014	3.62%	78,150	244
Southland (RSE)	3/5/2010	4.97%	105,923	439
St. Louis Galleria	1/3/2017	4.86%	230,780	965
Staten Island 1	10/1/2015	5.09%	84,301	364
Staten Island 2	10/1/2015	8.15%	67,379	466
Staten Island 3	10/1/2015	5.61%	124,049	580
Steeplegate Note A	8/1/2014	4.75%	61,410	251
Steeplegate Note B	8/1/2014	5.78%	14,193	71
Stonestown Note A	9/1/2017	5.85%	154,708	779
Stonestown Note B	9/1/2017	5.65%	59,641	290
The Boulevard	7/1/2018	4.27%	103,861	382
The Crossroads (MI)	1/1/2014	7.40%	38,603	246
The Woodlands Note A	6/12/2016	5.91%	183,209	933
The Woodlands Note B	6/12/2016	5.91%	54,468	277
Three Rivers	12/4/2016	5.08%	20,895	91
Town East	1/1/2014	3.46%	101,216	302
Tucson Mall	1/1/2014	4.26%	113,164	415
Tucson Mall — Hyper Am	1/1/2014	4.26%	3,880	14
Tysons Galleria — Note A	9/11/2017	5.69%	221,230	1,083
Tysons Galleria — Note B	9/11/2017	6.00%	31,201	161
Valley Hills	3/4/2016	4.73%	55,076	224
Valley Plaza	1/10/2016	3.90%	91,742	308
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	87,587	423
Victoria Ward (Warehouse/Plaza)	10/6/2016	3.50%	68,318	206
Village of Cross Keys	1/1/2014	7.04%	9,174	54
Visalia	1/1/2014	3.78%	39,380	128
Vista Ridge	4/10/2016	6.87%	77,876	446
Ward Centre & Ward Entertainment	1/1/2014	4.33%	56,448	211
Washington Park	3/31/2016	5.35%	11,760	54
West Valley	1/1/2014	3.43%	53,314	157
White Marsh	9/1/2017	5.62%	185,579	869

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance		Interest Expense
Property	Maturity Date	Rate (a)	Month Ended October 31		Month Ended October 31
			(Dollars in thousands)
Willowbrook Mall	6/30/2016	6.82%	154,266		906
Woodbridge Corporation	6/1/2014	4.24%	201,257		736

Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,149,854		73,863

Secured Asset Loans:
Bank Note — Animas Valley	7/11/2016	3.51%	44,618		135
Bank Note — Birchwood Mall	7/11/2016	3.51%	48,184		145
Bank Note — Cache Valley	7/11/2016	3.51%	29,392		89
Bank Note — Colony Square	7/11/2016	3.51%	28,970		87
Bank Note — Columbiana	7/11/2016	3.51%	106,588		322
Bank Note — Fallen Timbers	7/11/2016	3.51%	48,253		146
Bank Note — Foothills	7/11/2016	3.51%	39,720		120
Bank Note — Grand Teton	7/11/2016	3.51%	52,096		157
Bank Note — Mall at Sierra Vista	7/11/2016	3.51%	23,961		72
Bank Note — Mall of the Bluffs	7/11/2016	3.51%	26,605		80
Bank Note — Mayfair	7/11/2016	3.51%	305,044		921
Bank Note — Mondawmin	7/11/2016	3.51%	74,504		225
Bank Note — North Plains	7/11/2016	3.51%	13,514		41
Bank Note — North Town Mall	7/11/2016	3.51%	91,970		278
Bank Note — Oakwood	7/11/2016	3.51%	83,783		253
Bank Note — Owings Mills	7/11/2016	3.51%	24,875		75
Bank Note — Pierre Bossiere	7/11/2016	3.51%	42,552		128
Bank Note — Pioneer Place	7/11/2016	3.51%	162,030		489
Bank Note — Salem Center	7/11/2016	3.51%	38,421		116
Bank Note — Silver Lake Mall	7/11/2016	3.51%	13,429		41
Bank Note — Southwest Plaza	7/11/2016	3.51%	109,232		330
Bank Note — Spring Hill	7/11/2016	3.51%	54,024		163
Bank Note — Westwood Mall	7/11/2016	3.51%	27,745		84
Bank Note — White Mountain	7/11/2016	3.51%	10,880		33
Fashion Show	5/5/2017	3.26%	640,432		1,796
Oakwood Center	9/1/2014	3.51%	94,901		287
Palazzo	5/5/2017	3.26%	247,503		694

Unsecured Asset Loans:
DIP (c)	3/16/2011	5.50%	400,000		1,894
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.51%	590,000		765
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.51%	1,987,500		2,578
TRUPS (*)(d)	4/30/2036	1.92%	206,200		342

Variable Rate Debt			5,666,926		12,886

Total Debt — All Debtors			$21,816,780	(e)	$86,749

(a)	Reflects the variable contract rate as of October 31, 2010.

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan refinanced in July 2010.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

	Period Expense	Cash Paid	Expense	Cash Paid
	Month Ended	Month Ended	Cumulative Post-Petition	Cumulative Post-Petition
Name	October 31, 2010	October 31, 2010	Period Ended October 31, 2010	Period Ended October 31, 2010
		(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$600	$924	$16,463	$12,387
AlixPartners, LLP	2,004	2,050	30,594	18,732
Assessment Technologies	—	—	29	90
Baker & Daniels LLP	—	7	—	7
Bracewell Giuliani	10	91	1,850	1,563
Calvo & Clark LLP	—	—	—	—
Cantor Fitzgerald	296	—	1,963	520
Cushman & Wakefield	3	34	3,420	2,748
Deloitte & Touche LLP	328	—	8,071	5,037
Deloitte Tax LLP	42	324	1,312	792
Epiq Solutions	41	—	59	22
Ernst & Young LLP	65	28	1,349	888
FTI Consulting	23	66	3,331	2,632
Grant Thornton	2	5	31	22
Halperin Battaglia Raicht LLP	2	13	271	214
Hewitt Associates	—	55	805	186
Houlihan Lokey	941	221	15,955	3,508
Hughes Hubbard & Reed LLP	22	31	390	245
Jenner & Block	11	90	1,961	1,367
Kirkland & Ellis LLP (1)	650	841	27,641	20,637
KPMG LLP	—	—	70	60
Kurtzman Carson Consultants LLC	600	1,314	7,877	6,676
Miller Buckfire & Co LLC (1)	1,429	287	24,587	7,086
PricewaterhouseCoopers	5	—	306	205
Saul Ewing LLP	499	978	5,561	3,651
Silverstein & Pomerantz LLP	—	—	—	—
UBS Securities	1,903	1,125	17,555	1,125
Weil, Gotshal & Manges LLP (1)	2,759	3,751	56,003	37,221
Weitzman Group	30	4	181	75

Total	$12,265	$12,239	$227,635	$127,696

Professional Fees Summary (See Note 7)

Restructuring costs	$11,634	$11,430	$210,326	$118,609
General & administrative	589	—	14,430	3,208
Other(2)	42	809	2,879	5,879

Total	$12,265	$12,239	$227,635	$127,696

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3 million, $0.6 million, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED OCTOBER 31, 2010

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit #811 Natick, MA	Condominium Unit Sale 10/20/10	Mineharu and Misao Takahara	$385
GGP Natick Residence LLC	Condominium Unit #803 Natick, MA	Condominium Unit Sale 10/27/10	Michael J. Norric	$284
GGP Natick Residence LLC	Condominium Unit #949 Natick, MA	Condominium Unit Sale 10/29/10	Monaf A. Alyassi	$553
GGP Natick Residence LLC	Condominium Unit #921 Natick, MA	Condominium Unit Sale 10/29/10	Kenneth and Young Otenti	$413
Howard Hughes Properties, Inc.	Village 18, Azura at the Ridges	Custom Lots 45/46 COE 10/08/10	Telly Nevada Trust	$890

GGP, Inc.
(Formerly General Growth Properties, Inc.)
Combined Debtors Monthly Operating Report
Case No. 09-11977 (Jointly Administered)
Reporting Period: October 31, 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $7.5 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was a decrease in the amounts due to Non-Debtors of $23.1 million.

(3)	As previously described in Note 6 of the May 2009 MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009. On July 23, 2010, GGP, pursuant to an authorizing order from the Bankruptcy Court, entered into the New DIP Facility to refinance the DIP Term Loan. The New DIP Facility was paid in full on the Effective Date, including accrued interest.